zrcn™

mapping the manmade™

February 2025

Investor Presentation



Disclaimer

This corporate presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company's performance on a going-forward basis. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this communication have a reasonable basis, but there can be no assurance that the expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Investment Highlights

- Products include proprietary capacitive sensor-based technology backed by an extensive patent portfolio
- Premier core brand with loyal customer base and national retailer distribution
- Substantial addressable markets in need of accessible infrastructure data
- Proven integrated manufacturing, distribution, and R&D model provides scalable growth platform
- Consistently profitable core business throughout economic cycles

Building on Our History of Innovation

Positioned to leverage our proprietary sensor-based technology and integrated model to expand applications and enter new markets globally

Safety	Accuracy	Efficiency	Data

50 Years of R&D Investment and 200+ Patents/Trademarks



Innovation Track Record

Nearly Five Decades of Performance Engineering

1977
Founded

1980
Studsensor™

1982
Craftsman at sears

1989
John Stauss President

1992
Studsensor™ Pro

2001
Multiscanner™ Pro SL

2007
Multiscanner™ i520

2021
Superscan® W4

2023
Wood Stud Superscan® Launch

2024
Superscan® ID Launch

2025
Public Markets Launch



Premier Core Brand

Wall scanners, metal detectors, drill guides, water detection, leveling tools & digital enterprise and smart home technology solutions

- Essential, must-have products with leading stud sensor market share
- International distribution and strong big box retail partnerships
- Manufacturing and supply chain excellence
- High customer loyalty and generational referral business
- Revenues concentrated domestically - significant expansion runway globally
- Wireless and app enabled software solutions
- Data intelligence from wireless communication capabilities

Diverse & Growing Product Offering


ZIRCON
HD800
e50
L70

Stud Finders



Metal Detectors



Smart Water Detectors



Drill Guides



Water Levels



Electrical

Next-Generation Stud Finder

Wood Stud SuperScan® launched in 2023

- Recognizes and filters out metallic and low-density objects delivering accurate material-specific differentiation behind wall surface
- Utilizes multiple sensors and sophisticated signal processing to filter out false positives
- New color-coded user interface provides an intuitive “go/no go” indication in response to what is being sensed
- Patented SpotLite® Pointer shines an arrow-shaped beam on the wall, pinpointing target’s location
- Advanced technology breakthrough powers next stage of innovation and growth



ZIRCON
STUD MODE
TARGET CONTROL
SUPERSCAN
H1
ZIRCON
TARGET CONTROL
WOOD STUD
SUPERSCAN
+ FILTERz
ZIRCON
4 MODE
TARGET CONTROL
SUPERSCAN
W4

Next-Generation Stud Finder

SuperScan® ID launched in 2024

- Zircon One Touch technology quickly and easily finds multiple target types automatically without having to switch between modes
- New multi-target ID lights green to indicate wood studs, blue for metal, yellow for low density objects, and red for electricity
- Patented SpotLite® Pointer shines an arrow-shaped beam on the wall, pinpointing target's location



ZIRCON
TARGET CONTROL®
ID
SUPERSCAN® ID™
ONE TOUCH™

4-Color
Target ID Display



ID
ID
ID
ID

Wood
High-density non-metal

Plastic / Low-Density Objects
Or objects further behind surface

Metal

Live AC Wires

Advanced Technology Products for Enterprise and Home Expected 2025

Next generation wall scanner

- *All new, intuitive wall scanning product line with Zircon's latest patented technology*

Wireless smart water detection system for enterprise and home

- *Multi point leak detection with smartphone app*
- *Ideal for enterprise to help prevent direct commercial impact from flooding - $40 billion total annual economic burden from flooding**
- *Large home user opportunity - $13 billion average annual cost of insurance claims due to water damage in the US***

**Source: Statista* ***National Association of Insurance Commissioners*

Scalable Growth Platform

Proven, fully integrated model lays foundation for continued innovation, growth and strategic initiatives

Manufacturing

- High volume electronics assembly
- Dedicated assembly and packaging operations
- Domestic, near-shore and off-shore locations
- Proprietary in-line testing technology and protocols

Distribution

- High direct ship service levels and fill rates (99%)
- Servicing large retailers/distributors and direct to consumers
- Stocking inventory in North America, Europe, Asia
- Global EDI capability

Advanced Technology

- Custom ASIC technology
- Design for manufacturing
- Complex sensor data
- Bluetooth and WIFI connectivity
- App development
- 200+ patents & trademarks

Growth Strategy

Leverage our brand, using an integrated model, strategic acquisitions and extensive IP portfolio to expand domestically and globally in enterprise, commercial, and residential

- Expand globally in enterprise & residential
- Develop new products & applications
- Strategic initiatives & acquisitions
- Efficiently monetize IP





Solid Financial Profile

- Stable core business with established national retail distribution
- Consistent track record of profitability across economic cycles, while prudently investing in R&D
- Efficient component sourcing and product development
- Resilient manufacturing & exceptional fulfillment rates
- Ample liquidity to fund operations for next 12 months. Seeking capital for global expansion
- Proven track record in implementing sustainability initiatives

Profitable Core Business Across Economic Cycles*


$44,000,000.00
$39,000,000.00
$34,000,000.00
$29,000,000.00
$24,000,000.00
$19,000,000.00
$14,000,000.00
$9,000,000.00
$4,000,000.00
-$1,000,000.00
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Revenue
Operating Income
Net Income
Gross Margin

* Period Ended March 31; F10 – F24 results exclude the impact of consolidation with Mexican and UK Variable Interest Entities (VIE)
**2023 Net loss primarily impacted by pull-forward of revenue in prior two years due to COVID-related dynamics and increased interest costs

Fiscal Full Year 2024 Financial Highlights

	FY 2024	FY 2023
Net Sales	$31,519,187	$30,449,470
Gross Profit	$13,829,350	$12,233,375
Operating Income	$836,239	$252,415
Net Income (Loss)	$50,555	($434,703)
Cash from Operating Activities	$1,183,344	$1,030,586
Net Increase/Decrease in Cash	$473,147	($237,261)

Fiscal Third Quarter 2025 Financial Highlights

	F3Q 2025	F3Q 2024
Net Sales	$7,236,000	$7,539,000
Gross Profit	$3,028,000	$3,054,000
Operating Income (Loss)	($410,000)	($97,000)
Net Income (Loss)	$50,000	($479,000)
Cash from Operating Activities	$2,142,000	$1,355,000
Cash Net Increase (Decrease)	$1,447,000	$1,377,000

Fiscal Third Quarter 2025 Balance Sheet Highlights

	F3Q 2025	FYE 2024
Cash Balance	$1,870,000	$502,000
Working Capital	$13,527,000	$14,088,000
Total Assets	$26,224,000	$27,615,000
Total Liabilities	$17,963,000	$18,688,000
Total Stockholders Equity	$8,261,000	$8,927,000

Revenue by Geography*
Fiscal 2024



3%
1%
2%
5%
89%
USA
CAN
Japan
Europe
Other

Total: $31.5 million

**Fiscal year ending March 31st 2024*

- First half sales increased 3% on uptick in volume
- Over 89% of revenue is generated domestically
- Expanding strength in Europe, Japan and Other markets



Meet the Leadership Team

Driving Strategy, Innovation, and Growth



John Stauss
CEO

John Stauss, age 65, was appointed on April 13, 2023, to serve as our Chief Executive Officer, Chairman and a Director, effective immediately. Mr. Stauss originally joined Zircon in 1984 as Operations Manager. In 1989, he was promoted to President where he served in that capacity until 2000. Mr. Stauss stepped down as President but remained a Director of the company from 2000 – 2006. In 2006, John returned to Zircon as its Chairman and CEO, where he has continually sought to set broad performance objectives for the Zircon to deliver excellence with a high degree of focus on consistent profitability, technical superiority, intellectual property development, industrial design and industry-leading vendor and end-user support. Mr. Stauss graduated from Homestead Highschool in 1975 and Cal Poly, San Luis Obispo with a Bachelors in Biochemistry in 1982 and a Masters in Business Administration (MBA) in 1984.



Robert Wyler
General Counsel, Secretary

Robert Wyler, age 79, was appointed on April 13, 2023, to serve as our General Counsel and Secretary, effective immediately. Mr. Wyler was also appointed to serve as a director of the Company, subject to compliance with Rule 14f-1 under the Exchange Act. Mr. Wyler is a co-Founder of Zircon Corporation and is currently Vice President and Secretary, as well as the company's General Counsel and a Director. Bob has served in various senior leadership and legal roles with domestic and international technology companies, including Varian Associates, a public company based in Palo Alto and Litronix, Inc. of Cupertino, CA., where he was responsible for supervision and management of all of the company's legal matters both in the US and also across Litronix's international operations in Europe, Malaysia, Singapore and Mauritius. Mr. Wyler received a Bachelor of Science in Mechanical Engineering from Stanford University in 1965, and a Juris Doctorate (JD) from Hastings College of Law in San Francisco in 1968.



Jeff Parsons
CFO

Jeff Parsons served as Interim Controller and Interim Chief Accounting Officer of Invitae Corporation, a genetic testing company, from March 2023 to November 2023. He served as Interim Controller at Imperfect Foods, a produce delivery company, from March 2022 to January 2023. Between September 2021 and March 2022 Mr. Parsons explored new opportunities. Prior to that, from May 2013 to September 2021 Mr. Parsons served as Corporate Controller at Adesto Technologies Corporation ("Adesto"), a provider of semiconductors and embedded systems. He also served as a financial consultant to Adesto from December 2012 to April 2013. Prior to 2012 Mr. Parsons worked in various senior financial positions for Gigoptix, Inc. a supplier of semiconductor components, Alliance Semiconductor Corporation, a semiconductor manufacturer, Lara Networks, Inc., a provider of network application processors and broadband switching solutions, Cirrus Logic, Inc., a fabless semiconductor supplier and Cypress Semiconductor Corporation, a semiconductor design and manufacturing company. Mr. Parsons has a B.A. in Economics from Vanderbilt University and an M.S. in Industrial Administration from Carnegie Mellon University

Board of Directors

Guiding Our Vision and Strategy



Joe Bronson
Board Member

Joe Bronson is CEO and Principal of The Bronson Group, LLC., a business advisory group focused on operational and financial consulting. He also is an advisor and supervisory board member of Solayer, an equipment company in the advanced optical applications area and an adviser to AMEC, a semiconductor equipment company. From 2016 to 2021 Mr. Bronson was a Managing Director and Strategic Advisor to Cowen, a New York City based investment bank. In 2024, he became an advisor to FMC (Ferro-electric Memory Corporation). Joe currently serves on the board of PDF Solutions, Inc. (NASDAQ: PDFS), a leading provider of comprehensive data solutions for the semiconductor ecosystem, as the lead Director. Joe joined the board of Graph Audio in 2021, a development stage enterprise. Joe is a certified public accountant and holds a Bachelor of Science degree in accounting from Fairfield University and a Master of Business Administration from the University of Connecticut.



Linda Graebner
Board Member

Linda Graebner is an experienced entrepreneur, CEO, and Director with a proven track record of transforming consumer products companies. She served as Executive Chair of Chef'n Corporation, leading its expansion, doubling revenue, and tripling EBITDA before its sale to Taylor Precision Products. As President & CEO of Tilia, she built a new housewares category, growing revenue from $9 million to over $200 million before its sale to Jarden Corp. She also led key acquisitions that contributed to Jarden's tenfold growth. Linda has held leadership roles at Dole Food Company, James River Corporation, and Booz Allen Hamilton, driving product innovation, market expansion, and strategic growth. She has served on multiple industry boards, including the International Housewares Association, and is actively involved in Women Corporate Directors, C200, and IWF. As the founder of LSG Associates, she specializes in business growth strategies, leveraging hands-on CEO experience and deep industry expertise.



Brian Wong
Board Member

Brian Wong has 40 years of experience in the technology sector, serving as CEO and C-level executive at six private and public companies and as an independent board director at nine technology companies. Brian is currently a Managing Director at Pantek Partners, advising clients on private placements and M&A in the hard tech and deep tech sectors. He is also the President of Moso4 Advisory, Inc., providing strategic and technology consulting to clients in the semiconductor, AI, RFID, and battery industries. Most recently, he was Chief Product Officer at Impinj (Nasdaq: PI), the leading RFID connectivity company. Previously, he served as CEO at Primarion (acquired by Infineon), D2Audio (acquired by Intersil), TriLumina (acquired by Lumentum), and Enevate. He began his career at TRW Space and Defense. Brian holds a BSEE from UCLA and an MSEE from USC, with additional graduate management programs completed at the UCLA Anderson School of Management.

Board of Directors

Guiding Our Vision and Strategy



John Stauss
Chairman, Board Member

John Stauss, age 65, was appointed on April 13, 2023, to serve as our Chief Executive Officer, Chairman and a Director, effective immediately. Mr. Stauss originally joined Zircon in 1984 as Operations Manager. In 1989, he was promoted to President where he served in that capacity until 2000. Mr. Stauss stepped down as President but remained a Director of the company from 2000 – 2006. In 2006, John returned to Zircon as its Chairman and CEO, where he has continually sought to set broad performance objectives for the Zircon to deliver excellence with a high degree of focus on consistent profitability, technical superiority, intellectual property development, industrial design and industry-leading vendor and end-user support. Mr. Stauss graduated from Homestead Highschool in 1975 and Cal Poly, San Luis Obispo with a Bachelors in Biochemistry in 1982 and a Masters in Business Administration (MBA) in 1984.



Robert Wyler
Board Member

Robert Wyler, age 79, was appointed on April 13, 2023, to serve as our General Counsel and Secretary, effective immediately. Mr. Wyler was also appointed to serve as a director of the Company, subject to compliance with Rule 14f-1 under the Exchange Act. Mr. Wyler is a co-Founder of Zircon Corporation and is currently Vice President and Secretary, as well as the company's General Counsel and a Director. Bob has served in various senior leadership and legal roles with domestic and international technology companies, including Varian Associates, a public company based in Palo Alto and Litronix, Inc. of Cupertino, CA., where he was responsible for supervision and management of all of the company's legal matters both in the US and also across Litronix's international operations in Europe, Malaysia, Singapore and Mauritius. Mr. Wyler received a Bachelor of Science in Mechanical Engineering from Stanford University in 1965, and a Juris Doctorate (JD) from Hastings College of Law in San Francisco in 1968.

Investment Summary

- Products include proprietary capacitive sensor-based technology backed by extensive patent portfolio
- Premier core brand with loyal customer base and national retailer distribution
- Substantial addressable markets in need of accessible infrastructure data
- Proven integrated manufacturing, distribution, and R&D model provides scalable growth platform
- Consistently profitable core business throughout economic cycles

zrcn™

mapping the manmade™

Thank You!

